EXECUTION COPY

Agreement reflecting transfer of certain Limited Partner Interests in the Operating Partnership.


               Agreement dated June 21, 1996 among Parkwest Associates, a California general partnership ("Parkwest"), Irvine Lease Co., Inc., a California corporation ("ILC"), Irvine Affordable Housing, Inc., a California corporation ("IAH" and, together with Parkwest and ILC, the "Transferor Limited Partners"), Irvine Apartment Communities, Inc., a Maryland corporation, in its capacity as general partner (the "General Partner") of Irvine Apartment Communities, L.P., a Delaware limited partnership (the "Operating Partnership"), Irvine Industrial Development Company, a California corporation ("IIDC"), TIC Investment Company A, a California general partnership ("TICICA"), TIC Investment Company B, a California general partnership ("TICICB"), and The Irvine Company, a Michigan corporation ("TIC"). Capitalized terms used but not defined herein shall have the meanings set forth in the Amended and Restated Agreement of Limited Partnership of the Operating Partnership, dated as of December 1, 1993, as amended (the "Partnership Agreement").

               WHEREAS, each Transferor Limited Partner is the registered owner of the number of Limited Partner Units of the Operating Partnership set forth opposite its name on Annex A hereto.

               WHEREAS, ILC and IAH desire to Transfer as of the date hereof their Limited Partner Units, and the Limited Partner Interests represented thereby, to TICICA and TICICB, respectively.

               WHEREAS, TIC and IIDC are the general partners of Parkwest having a 72.97% and 27.03% percentage interest in Parkwest, respectively.

               WHEREAS, in connection with a plan of liquidation and dissolution Parkwest is distributing on June 24, 1996 (the "Second Transfer Date") to TIC and IIDC, in accordance with the percentages interests set forth in the preceding paragraph, all of its right, title and interest in and to the Limited Partner Units, and all of the Limited Partner Interests represented thereby, set forth opposite its name in Annex A hereto; and in connection with such distribution IIDC desires to transfer on the Second Transfer Date all of its right, title and interest in and to such Limited Partner Units, and the Limited Partner Interests represented thereby, to TIC, its sole stockholder.

               WHEREAS, in connection with the Transfers being made by ILC and IAH to TICICA and TICICB, respectively, TICICA and TICICB desire to be admitted to the Operating Partnership as Substituted Limited Partners in accordance with the Partnership Agreement; and

               WHEREAS, the General Partner by its acceptance of this Agreement hereby consents to the Transfers of the Limited Partner Units referred to herein, and the Limited Partner Interests represented thereby, and to the admission of TICICA and TICICB as Substituted Limited Partners of the Operating Partnership.

               NOW, THEREFORE, in accordance with Article 11 of the Partnership Agreement and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

               1. Each Transferor Limited Partner hereby delivers to the General Partner, and the General Partner hereby acknowledges receipt of, the certificate or certificates for the Limited Partner Units set forth opposite the name of such Transferor Limited Partner in Annex A hereto.

               2. As of the date hereof, ILC hereby irrevocably assigns and transfers to TICICA and IAH hereby irrevocably assigns and transfers to TICICB all of their respective right, title and interest in and to the Limited Partner Units, and all of the Limited Partner Interests represented thereby, set forth opposite their names in Annex A hereto and irrevocably appoints the General Partner as its agent to transfer the certificates for such Limited Partner Units, and all of the Limited Partner Interest represented thereby, on the books of the Operating Partnership.

               3. As of the Second Transfer Date, Parkwest hereby irrevocably assigns and transfers to TIC and IIDC, in accordance with the percentage interests set forth in the third Whereas clause above, all of its right, title and interest in and to the Limited Partner Units, and the Limited Partner Interest represented thereby, set forth opposite its name in Annex A hereto and irrevocably appoints the General Partner as its agent to transfer the certificate for such Limited Partner Units, and all of the Limited Partner Interests represented thereby, on the books of the Operating Partnership.

               4. As of the Second Transfer Date, IIDC hereby irrevocably assigns and transfers to TIC all of its right, title and interest in and to the Limited Partner Units, and the Limited Partner Interests represented thereby, referred to in paragraph 3 above and irrevocably appoints the General Partner as its agent to transfer such right, title and interest to TIC on the books of the Operating Partnership.

               5. Each of TICICA and TICICB hereby acknowledges that it has received a copy of the Partnership Agreement executed by the General Partner and the other Limited Partners and hereby agrees to all the terms and conditions of the Partnership Agreement, including without limitation, the power of attorney set forth in Section 2.4 thereof. TIC, TICICA and TICICB hereby represent and warrant to each Partner pursuant to Section 3.4 of the Partnership Agreement as follows:

                     (a) All transaction contemplated by the Partnership Agreement to be performed by them have been duly authorized by all necessary action, including without limitation, that of its general partners, directors or shareholders, as the case may be;

                     (b) The consummation of the transactions contemplated by the Partnership Agreement will not result in a breach or violation of, or a default under, its partnership agreement, charter or by-laws, as the case may be, any material agreement by which it or any of its property is or are bound, or any statute, regulation, order or other law to which it or any of its partners or shareholders, as the case may be, is or are subject;

                     (c) It is neither a "foreign person" within the meaning of Section 1445(f) of the Code nor a "foreign partner" within the meaning of Section 1446(e) of the Code;

                     (d) Upon acceptance hereof by the General Partner, this Agreement will be binding upon and enforceable against it in accordance with its terms;

                     (e) It is acquiring and will continue to hold its interest in the Operating Partnership for its own account for investment only and not for the purpose of, or with a view toward, the resale or distribution of all or any part thereof, nor with a view toward selling or otherwise distributing such interest or any part thereof at any particular time or under any predetermined circumstances except as permitted under Article 11 of the Partnership Agreement;

                     (f) It is an "accredited investor" as such term is defined in Rule 501 promulgated under the Securities Act of 1933, as amended. It is a sophisticated investor, able and accustomed to handling sophisticated financial matters for itself, particularly real estate investments, and it has a sufficiently high net worth that it does not anticipate a need for the funds it will have invested in the Operating Partnership in what it understand to be a highly speculative and illiquid investment.

The representations and warranties set forth above shall survive the effectiveness of the Transfers and TICICA's and TICICB's being admitted as Substituted Limited Partners under the Partnership Agreement and the dissolution, liquidation and termination of the Operating Partnership. TIC, TICICA and TICICB further acknowledge that no representations as to potential profit, cash flows, funds from operations or yield, if any, in respect of Operating Partnership or the General Partner have been made by an Partner or any employee or representative or Affiliate of any Partner, and that projections and any other information, including, without limitation, financial and descriptive information and documentation, which may have been in any manner submitted to any of them shall not constitute any representation or warranty of any kind or nature, express or implied.

               6. Attached hereto is a signature page of the Partnership Agreement duly executed by TICICA and TICICB and a copy of Amendment No. 8 to Exhibit A to the Partnership Agreement. TIC, TICICA and TICICB hereby acknowledge that Amendment No. 8 to Exhibit A has been prepared by the General Partner to reflect the revised Partnership Interests in the Operating Partnership resulting from the Transfers of the Limited Partner Units, and the Limited Partner Interests represented thereby, referred to herein. TIC, TICICA and TICICB acknowledges that the General Partner will distribute a copy of the executed signature page to the Partnership Agreement and Amendment No. 8 to Exhibit A thereto to all Partners of the Operating Partnership.

               7. Upon acceptance hereof by the General Partner, (i) TICICA and TICICB shall be admitted to the Operating Partnership as Substituted Limited Partners and (ii) ILC and IAH will cease to be Limited Partners of the Operating Partnership, all as provided in Article 11 of the Partnership Agreement. Upon acceptance hereof by the General Partner but effective as of the Second Transfer Date, Parkwest will cease to be a Limited Partner of the Operating Partnership, all as provided in Article 11 of the Partnership Agreement.

               8. Upon acceptance hereof by the General Partner, in accordance with Article 11 of the Partnership Agreement, TICICA and TICICB, as Limited Partners of the Operating Partnership, hereby assume, and, as of the Second Transfer Date, TIC hereby assumes, all of the obligations of ILC, IAH and Parkwest, respectively, under the Partnership Agreement with respect to the transferred Partnership Interests and will have all rights and powers and will be subject to all of the restrictions and liabilities of a Limited Partner as set forth in the Partnership Agreement.

               9. Upon acceptance hereof by the General Partner, the General Partner shall issue (i) to TICICA a certificate representing 1,502,105 Limited Partner Units and (ii) to TICICB a certificate representing 141,730 Limited Partner Units and a certificate representing 336,432 Limited Partner Units, which latter certificate shall contain the legend required by that certain Agreement dated May 2, 1996 between the General Partner, the Operating Partnership, TIC and IAH (the "May 2 Agreement"). TICICB hereby acknowledges receipt of a copy of the May 2 Agreement and agrees to be bound by all of the terms and provisions thereof with respect to such 336,432 Limited Partner Units.

               10. On the Second Transfer Date, the General Partner shall issue to TIC a certificate representing 160,000 Limited Partner Units.

               11. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all of the parties hereto, notwithstanding that all such parties are not signatories to the original on the same counterpart.

               12. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard tot he principles of conflict of law.

                                 PARKWEST ASSOCIATES

                                 By:   The Irvine Company,
                                       a general partner


                                 By:   /s/ Michael D. McKee
                                       --------------------------



                                 By:   /s/ Richard Pianin
                                       --------------------------



                                 IRVINE AFFORDABLE HOUSING, INC.


                                 By:   /s/ Richard Pianin
                                       --------------------------



                                 By:   /s/ Michael D. McKee
                                       --------------------------





                                 IRVINE LEASE CO., INC.


                                 By:   /s/ Richard Pianin
                                       --------------------------



                                 By:   /s/ Michael D. McKee
                                       --------------------------




                                 IRVINE INDUSTRIAL DEVELOPMENT
                                   COMPANY



                                 By:   /s/ Richard Pianin
                                       --------------------------



                                 By:   /s/ Michael D. McKee
                                       --------------------------




                                 TIC INVESTMENT COMPANY A

                                 By:   The Irvine Company,
                                       a general partner


                                 By:   /s/ Michael D. McKee
                                       --------------------------



                                 By:   /s/ Richard Pianin
                                       --------------------------




                                 TIC INVESTMENT COMPANY B

                                 By:   The Irvine Company,
                                       a general partner


                                 By:   /s/ Michael D. McKee
                                       --------------------------



                                 By:   /s/ Richard Pianin
                                       --------------------------



                                 THE IRVINE COMPANY


                                 By:   /s/ Michael D. McKee
                                       --------------------------



                                 By:   /s/ Richard Pianin
                                       --------------------------

Accepted as of the date
first above written

IRVINE APARTMENT COMMUNITIES, INC.,
  as general partner of
  Irvine Apartment Communities, L.P.


By:      /s/ Richard E. Moran Jr.
         -----------------------------------
         Title: Executive Vice President
                 and Chief Financial Officer


By:      /s/ James E. Mead
         -----------------------------------
         Title: Senior Vice President and
                 Treasurer

                                    ANNEX A



                                     Number of Limited
                                     Partner Units          Certificate No.
                                     -------------------    -----------------
Parkwest Associates                    160,000                     003
Irvine Lease Co., Inc.               1,500,000                     012
                                         2,105                     015
Irvine Affordable Housing, Inc.        336,432                     010
                                       113,372                     013
                                        28,358                     014




                                AMENDMENT NO. 8
                                      TO
                                   EXHIBIT A
                          PARTNERS, CONTRIBUTIONS AND
                             PARTNERSHIP INTERESTS


                                                       Gross Asset                               Number
                                                         Value of                                  of
Name and Address                      Cash             Contributed          Total              Partnership        Percentage
   of Partner                    Contribution(1)       Property(1)         Property               Units            Interest
- - - ----------------                 ---------------       -----------         --------            -----------        ----------

General Partner

IRVINE APARTMENT                $278,216,432.75(3)               0     $278,216,432.75(3)     16,986,751(3)       45.4021030%
  COMMUNITIES, INC.
550 Newport Center Drive
Newport Beach, CA 92660

Limited Partners

THE IRVINE COMPANY                            0        883,022,698(4)      883,022,698(4)     17,303,000(4)       46.2473718%
550 Newport Center Drive
Newport Beach, CA 92660

R.S.J. ASSOCIATES                             0         27,286,000          27,286,000           535,000           1.4299453%
c/o The Irvine Company
550 Newport Center Drive
Newport Beach, CA 92660

WOODBRIDGE WILLOWS ASSOCIATES                 0          9,989,000           9,989,000           609,000           1.6277322%
c/o The Irvine Company
550 Newport Center Drive
Newport Beach, CA 92660

TIC INVESTMENT COMPANY B                      0                  0                    0          478,162(5)        1.2780290%
c/o The Irvine Company
550 Newport Center Drive
Newport Beach, CA 92660

TIC INVESTMENT COMPANY A          24,500,126.25(6)               0         24,500,126.25(6)    1,502,105(6)        4.0148187%
c/o The Irvine Company            _____________      _____________         _____________     ___________        ____________
550 Newport Center Drive
Newport Beach, CA 92660

TOTAL                           $   302,716,559     $  920,297,698        $1,223,014,257      37,414,018         100.0000000%
                                  =============      =============         =============     ===========        ============

_______________________

(1) These amounts constitute the agreed value for purposes of the Act.

(2) Except with respect to the Limited Partner Units referred to in Notes
    5 and 6 and 11,751 of the General Partner Units referred to in Note 3, Partnership Units were allocated in accordance with the net asset value of the property contributed by each Partner.

(3) Of which $193,602,600 was contributed in connection with the December 1993 initial public offering of 11,800,000 REIT Shares, $84,378,375 was contributed in connection with the August 1995 offering of 5,175,000 REIT Shares, $200,000 was deemed contributed pursuant to Sections 4.6.B and 4.5.G for 10,000 REIT Shares and $35,457.75 was deemed contributed pursuant to Section 4.8.A(3) for 1,751 REIT Shares.

(4) Includes $65,898,000 gross asset value of property contributed by five original limited partners which limited partners were liquidated on June 30, 1995. The 1,359,000 Partnership Units owned by such limited partners were transferred to The Irvine Company in connection with such liquidation. Also includes $37,605,000 gross asset value of property contributed by another original limited partner. The 160,000 Partnership Units owned by such limited partner were transferred to The Irvine Company in June 1996.

(5) These Limited Partner Units were issued in accordance with Section 4.3.B. Of such Limited Partner Units, 478,162 were issued prior to June 1, 1996 and were transferred to TIC Investment Company B in June 1996 when it was admitted as a Substituted Limited Partner.

(6) Of which $24,457,500 was contributed pursuant to Section 4.5.F and 4.5.G for 1,500,000 Limited Partner Units in connection with the August 1995 offering of REIT Shares and $42,626.25 was deemed contributed pursuant to Section 4.8.A.(4) for 2,105 Limited Partner Units. Of such Units, the 1,500,000 Limited Partner Units issued pursuant to Section 4.5.F and 4.5.G ($24,457,500) and 2,105 of the Limited Partner Units issued pursuant to Section 4.8.A(4) ($42,626.25) were issued prior to June 1, 1996 and were transferred to TIC Investment Company A in June 1996 when it was admitted as a Substituted Limited Partner.


                             PARTNERSHIP AGREEMENT
                                SIGNATURE PAGE

SUBSTITUTED LIMITED PARTNERS

TIC INVESTMENT COMPANY A
By:  The Irvine Company,
     a general partner


By: /s/ Michael D. McKee
    -------------------------


By: /s/ Richard Pianin
    -------------------------



TIC INVESTMENT COMPANY B
By:  The Irvine Company,
     a general partner


By: /s/ Michael D. McKee
    -------------------------


By: /s/ Richard Pianin
    -------------------------